SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2005

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104

0-00508	SIERRA PACIFIC POWER COMPANY Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

8.01    Other Events.

     The United States Bankruptcy Court for the Southern District of New York has ordered that the trial in the matter of Enron Power Marketing, Inc. v. Nevada Power Company and Sierra Pacific Power Company, Adversary Proceeding No. 02-2520, which was scheduled to commence on July 11, 2005, be rescheduled to November 7, 2005. Nevada Power Company and Sierra Pacific Power Company are wholly-owned subsidiaries of Sierra Pacific Resources.

Section 9 — Financial Statements and Exhibits

9.01    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

               None.

(b)    Pro forma financial information.

               None.

(c)    Exhibits.

               None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources

(Registrant)

Date: July 11, 2005	By:	/s/ John E. Brown

John E. Brown Controller

Nevada Power Company

(Registrant)

Date: July 11, 2005	By:	/s/ John E. Brown

John E. Brown Controller

Sierra Pacific Power Company

(Registrant)

Date: July 11, 2005	By:	/s/ John E. Brown

John E. Brown Controller